EXHIBIT 99.1

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2011 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2011	Apr. 30, 2011	Jul. 31, 2011	Oct. 31, 2011	Oct. 31, 2011	Jan. 31, 2011	Apr. 30, 2011	Jul. 31, 2011	Oct. 31, 2011	Oct. 31, 2011	Jan. 31, 2011	Apr. 30, 2011	Jul. 31, 2011	Oct. 31, 2011	Oct. 31, 2011

Net revenue: (a)

Personal Systems	$10,472	$9,438	$9,610	$10,134	$39,654	$10,449	$9,415	$9,592	$10,118	$39,574	$23	$23	$18	$16	$80
Printing	6,731	6,843	6,183	6,419	26,176	6,731	6,843	6,183	6,419	26,176	-	-	-	-	-
Total Printing and Personal Systems Group	17,203	16,281	15,793	16,553	65,830	17,180	16,258	15,775	16,537	65,750	23	23	18	16	80
Enterprise Servers, Storage and Networking	-	-	-	-	-	5,599	5,516	5,348	5,601	22,064	(5,599)	(5,516)	(5,348)	(5,601)	(22,064)
Enterprise Group	7,859	7,852	7,723	8,026	31,460	-	-	-	-	-	7,859	7,852	7,723	8,026	31,460
Services	-	-	-	-	-	8,529	8,916	9,030	9,227	35,702	(8,529)	(8,916)	(9,030)	(9,227)	(35,702)
Enterprise Services	6,268	6,568	6,643	6,789	26,268	-	-	-	-	-	6,268	6,568	6,643	6,789	26,268
Software	725	797	822	1,023	3,367	725	797	822	1,023	3,367	-	-	-	-	-
HP Financial Services	827	885	932	952	3,596	827	885	932	952	3,596	-	-	-	-	-
Corporate Investments	40	31	229	(134)	166	62	42	235	(131)	208	(22)	(11)	(6)	(3)	(42)
Total segments	32,922	32,414	32,142	33,209	130,687	32,922	32,414	32,142	33,209	130,687	-	-	-	-	-

Elimination of intersegment net revenue and other	(620)	(782)	(953)	(1,087)	(3,442)	(620)	(782)	(953)	(1,087)	(3,442)	-	-	-	-	-

Total HP consolidated net revenue	$32,302	$31,632	$31,189	$32,122	$127,245	$32,302	$31,632	$31,189	$32,122	$127,245	$-	$-	$-	$-	$-

Earnings before taxes: (a)

Personal Systems	$672	$527	$561	$567	$2,327	$672	$533	$567	$578	$2,350	$-	$(6)	$(6)	$(11)	$(23)
Printing	1,119	1,136	879	793	3,927	1,119	1,136	879	793	3,927	-	-	-	-	-
Total Printing and Personal Systems Group	1,791	1,663	1,440	1,360	6,254	1,791	1,669	1,446	1,371	6,277	-	(6)	(6)	(11)	(23)
Enterprise Servers, Storage and Networking	-	-	-	-	-	830	760	690	717	2,997	(830)	(760)	(690)	(717)	(2,997)
Enterprise Group	1,650	1,586	1,508	1,521	6,265	-	-	-	-	-	1,650	1,586	1,508	1,521	6,265
Services	-	-	-	-	-	1,381	1,372	1,240	1,210	5,203	(1,381)	(1,372)	(1,240)	(1,210)	(5,203)
Enterprise Services	567	556	431	418	1,972	-	-	-	-	-	567	556	431	418	1,972
Software	120	158	160	284	722	120	158	160	284	722	-	-	-	-	-
HP Financial Services	79	83	88	98	348	79	83	88	98	348	-	-	-	-	-
Corporate Investments	(184)	(203)	(337)	(909)	(1,633)	(178)	(199)	(334)	(908)	(1,619)	(6)	(4)	(3)	(1)	(14)
Total segment earnings from operations	4,023	3,843	3,290	2,772	13,928	4,023	3,843	3,290	2,772	13,928	-	-	-	-	-

Corporate and unallocated costs and eliminations	149	(153)	(114)	(196)	(314)	149	(153)	(114)	(196)	(314)	-	-	-	-	-
Unallocated costs related to stock-based
compensation expense	(166)	(130)	(130)	(192)	(618)	(166)	(130)	(130)	(192)	(618)	-	-	-	-	-
Amortization of purchased intangible assets	(425)	(413)	(358)	(411)	(1,607)	(425)	(413)	(358)	(411)	(1,607)	-	-	-	-	-
Restructuring charges	(158)	(158)	(150)	(179)	(645)	(158)	(158)	(150)	(179)	(645)	-	-	-	-	-
Acquisition-related charges	(29)	(21)	(18)	(114)	(182)	(29)	(21)	(18)	(114)	(182)	-	-	-	-	-
Impairment of goodwill and purchased intangible assets	-	-	-	(885)	(885)	-	-	-	(885)	(885)	-	-	-	-	-
Interest and other, net	(97)	(76)	(121)	(401)	(695)	(97)	(76)	(121)	(401)	(695)	-	-	-	-	-

Total HP consolidated earnings before taxes	$3,297	$2,892	$2,399	$394	$8,982	$3,297	$2,892	$2,399	$394	$8,982	$-	$-	$-	$-	$-

(a)
HP has implemented certain organizational realignments.  As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit.  In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2012 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012

Net revenue: (a)

Personal Systems	$8,892	$9,470	$8,636	$8,727	$35,725	$8,873	$9,452	$8,620	$8,705	$35,650	$19	$18	$16	$22	$75
Printing	6,258	6,132	6,017	6,080	24,487	6,258	6,132	6,017	6,080	24,487	-	-	-	-	-
Total Printing and Personal Systems Group	15,150	15,602	14,653	14,807	60,212	15,131	15,584	14,637	14,785	60,137	19	18	16	22	75
Enterprise Servers, Storage and Networking	-	-	-	-	-	5,018	5,211	5,143	5,119	20,491	(5,018)	(5,211)	(5,143)	(5,119)	(20,491)
Enterprise Group	7,282	7,546	7,492	7,459	29,779	-	-	-	-	-	7,282	7,546	7,492	7,459	29,779
Services	-	-	-	-	-	8,626	8,831	8,754	8,711	34,922	(8,626)	(8,831)	(8,754)	(8,711)	(34,922)
Enterprise Services	6,371	6,489	6,397	6,352	25,609	-	-	-	-	-	6,371	6,489	6,397	6,352	25,609
Software	946	970	973	1,171	4,060	946	970	973	1,171	4,060	-	-	-	-	-
HP Financial Services	950	968	935	966	3,819	950	968	935	966	3,819	-	-	-	-	-
Corporate Investments	30	7	11	10	58	58	18	19	13	108	(28)	(11)	(8)	(3)	(50)
Total segments	30,729	31,582	30,461	30,765	123,537	30,729	31,582	30,461	30,765	123,537	-	-	-	-	-

Elimination of intersegment net revenue and other	(693)	(889)	(792)	(806)	(3,180)	(693)	(889)	(792)	(806)	(3,180)	-	-	-	-	-

Total HP consolidated net revenue	$30,036	$30,693	$29,669	$29,959	$120,357	$30,036	$30,693	$29,669	$29,959	$120,357	$-	$-	$-	$-	$-

Earnings before taxes: (a)

Personal Systems	$459	$516	$405	$309	$1,689	$464	$524	$409	$309	$1,706	$(5)	$(8)	$(4)	$-	$(17)
Printing	761	808	949	1,067	3,585	761	808	949	1,067	3,585	-	-	-	-	-
Total Printing and Personal Systems Group	1,220	1,324	1,354	1,376	5,274	1,225	1,332	1,358	1,376	5,291	(5)	(8)	(4)	-	(17)
Enterprise Servers, Storage and Networking	-	-	-	-	-	562	585	562	423	2,132	(562)	(585)	(562)	(423)	(2,132)
Enterprise Group	1,329	1,352	1,284	1,229	5,194	-	-	-	-	-	1,329	1,352	1,284	1,229	5,194
Services	-	-	-	-	-	905	997	959	1,234	4,095	(905)	(997)	(959)	(1,234)	(4,095)
Enterprise Services	145	237	240	423	1,045	-	-	-	-	-	145	237	240	423	1,045
Software	162	172	175	318	827	162	172	175	318	827	-	-	-	-	-
HP Financial Services	91	96	97	104	388	91	96	97	104	388	-	-	-	-	-
Corporate Investments	(50)	(48)	(57)	(78)	(233)	(48)	(49)	(58)	(83)	(238)	(2)	1	1	5	5
Total segment earnings from operations	2,897	3,133	3,093	3,372	12,495	2,897	3,133	3,093	3,372	12,495	-	-	-	-	-

Corporate and unallocated costs and eliminations	(153)	(203)	(314)	(120)	(790)	(153)	(203)	(314)	(120)	(790)	-	-	-	-	-
Unallocated costs related to stock-based
compensation expense	(174)	(168)	(150)	(140)	(632)	(174)	(168)	(150)	(140)	(632)	-	-	-	-	-
Amortization of purchased intangible assets	(466)	(470)	(476)	(372)	(1,784)	(466)	(470)	(476)	(372)	(1,784)	-	-	-	-	-
Restructuring charges	(40)	(53)	(1,795)	(378)	(2,266)	(40)	(53)	(1,795)	(378)	(2,266)	-	-	-	-	-
Acquisition-related charges	(22)	(17)	(3)	(3)	(45)	(22)	(17)	(3)	(3)	(45)	-	-	-	-	-
Impairment of goodwill and purchased intangible assets	-	-	(9,188)	(8,847)	(18,035)	-	-	(9,188)	(8,847)	(18,035)	-	-	-	-	-
Interest and other, net	(221)	(243)	(224)	(188)	(876)	(221)	(243)	(224)	(188)	(876)	-	-	-	-	-

Total HP consolidated earnings (loss) before taxes	$1,821	$1,979	$(9,057)	$(6,676)	$(11,933)	$1,821	$1,979	$(9,057)	$(6,676)	$(11,933)	$-	$-	$-	$-	$-

(a)
HP has implemented certain organizational realignments.  As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit.  In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2011 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2011	Apr. 30, 2011	Jul. 31, 2011	Oct. 31, 2011	Oct. 31, 2011	Jan. 31, 2011	Apr. 30, 2011	Jul. 31, 2011	Oct. 31, 2011	Oct. 31, 2011	Jan. 31, 2011		Apr. 30, 2011		Jul. 31, 2011		Oct. 31, 2011		Oct. 31, 2011

Segment operating margin: (a)

Personal Systems	6.4%	5.6%	5.8%	5.6%	5.9%	6.4%	5.7%	5.9%	5.7%	5.9%	-		(0.1	pts)	(0.1	pts)	(0.1	pts)	-
Printing	16.6%	16.6%	14.2%	12.4%	15.0%	16.6%	16.6%	14.2%	12.4%	15.0%	-		-		-		-		-
Printing and Personal Systems Group	10.4%	10.2%	9.1%	8.2%	9.5%	10.4%	10.3%	9.2%	8.3%	9.5%	-		(0.1	pts)	(0.1	pts)	(0.1	pts)	-

Enterprise Servers, Storage and Networking	-	-	-	-	-	14.8%	13.8%	12.9%	12.8%	13.6%	(14.8	pts)	(13.8	pts)	(12.9	pts)	(12.8	pts)	(13.6	pts)
Enterprise Group	21.0%	20.2%	19.5%	19.0%	19.9%	-	-	-	-	-	21.0	pts	20.2	pts	19.5	pts	19.0	pts	19.9	pts
Services	-	-	-	-	-	16.2%	15.4%	13.7%	13.1%	14.6%	(16.2	pts)	(15.4	pts)	(13.7	pts)	(13.1	pts)	(14.6	pts)
Enterprise Services	9.0%	8.5%	6.5%	6.2%	7.5%	-	-	-	-	-	9.0	pts	8.5	pts	6.5	pts	6.2	pts	7.5	pts
Software	16.6%	19.8%	19.5%	27.8%	21.4%	16.6%	19.8%	19.5%	27.8%	21.4%	-		-		-		-		-
HP Financial Services	9.6%	9.4%	9.4%	10.3%	9.7%	9.6%	9.4%	9.4%	10.3%	9.7%	-		-		-		-		-
Corporate Investments	(460.0%)	(654.8%)	(147.2%)	678.4%	(983.7%)	(287.1%)	(473.8%)	(142.1%)	693.1%	(778.4%)	(172.9	pts)	(181.0	pts)	(5.1	pts)	(14.7	pts)	(205.3	pts)

(a)
HP has implemented certain organizational realignments.  As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit.  In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2012 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012	Jan. 31, 2012		Apr. 30, 2012		Jul. 31, 2012		Oct. 31, 2012		Oct. 31, 2012

Segment operating margin: (a)

Personal Systems	5.2%	5.4%	4.7%	3.5%	4.7%	5.2%	5.5%	4.7%	3.5%	4.8%	-		(0.1	pts)	-		-		(0.1	pts)
Printing	12.2%	13.2%	15.8%	17.5%	14.6%	12.2%	13.2%	15.8%	17.5%	14.6%	-		-		-		-		-
Printing and Personal Systems Group	8.1%	8.5%	9.2%	9.3%	8.8%	8.1%	8.5%	9.3%	9.3%	8.8%	-		-		(0.1	pts)	-		-

Enterprise Servers, Storage and Networking	-	-	-	-	-	11.2%	11.2%	10.9%	8.3%	10.4%	(11.2	pts)	(11.2	pts)	(10.9	pts)	(8.3	pts)	(10.4	pts)
Enterprise Group	18.3%	17.9%	17.1%	16.5%	17.4%	-	-	-	-	-	18.3	pts	17.9	pts	17.1	pts	16.5	pts	17.4	pts
Services	-	-	-	-	-	10.5%	11.3%	11.0%	14.2%	11.7%	(10.5	pts)	(11.3	pts)	(11.0	pts)	(14.2	pts)	(11.7	pts)
Enterprise Services	2.3%	3.7%	3.8%	6.7%	4.1%	-	-	-	-	-	2.3	pts	3.7	pts	3.8	pts	6.7	pts	4.1	pts
Software	17.1%	17.7%	18.0%	27.2%	20.4%	17.1%	17.7%	18.0%	27.2%	20.4%	-		-		-		-		-
HP Financial Services	9.6%	9.9%	10.4%	10.8%	10.2%	9.6%	9.9%	10.4%	10.8%	10.2%	-		-		-		-		-
Corporate Investments	(166.7%)	(685.7%)	(518.2%)	(780.0%)	(401.7%)	(82.8%)	(272.2%)	(305.3%)	(638.5%)	(220.4%)	(83.9	pts)	(413.5	pts)	(212.9	pts)	(141.5	pts)	(181.3	pts)

(a)
HP has implemented certain organizational realignments.  As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit.  In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2011 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2011	Apr. 30, 2011	Jul. 31, 2011	Oct. 31, 2011	Oct. 31, 2011	Jan. 31, 2011	Apr. 30, 2011	Jul. 31, 2011	Oct. 31, 2011	Oct. 31, 2011	Jan. 31, 2011	Apr. 30, 2011	Jul. 31, 2011	Oct. 31, 2011	Oct. 31, 2011

Net revenue: (a)
Printing and Personal Systems Group
Personal Systems
Notebooks	$5,808	$5,039	$5,082	$5,390	$21,319	$5,808	$5,039	$5,082	$5,390	$21,319	$-	$-	$-	$-	$-
Desktops	3,896	3,641	3,777	3,946	15,260	3,896	3,641	3,777	3,946	15,260	-	-	-	-	-
Workstations	535	541	547	593	2,216	535	541	547	593	2,216	-	-	-	-	-
Other	233	217	204	205	859	210	194	186	189	779	23	23	18	16	80
Total Personal Systems	10,472	9,438	9,610	10,134	39,654	10,449	9,415	9,592	10,118	39,574	23	23	18	16	80

Printing
Supplies	4,358	4,612	4,143	4,041	17,154	4,358	4,612	4,143	4,041	17,154	-	-	-	-	-
Commercial Hardware	1,565	1,536	1,388	1,694	6,183	1,565	1,536	1,388	1,694	6,183	-	-	-	-	-
Consumer Hardware	808	695	652	684	2,839	808	695	652	684	2,839	-	-	-	-	-
Total Printing	6,731	6,843	6,183	6,419	26,176	6,731	6,843	6,183	6,419	26,176	-	-	-	-	-
Total Printing and Personal Systems Group	17,203	16,281	15,793	16,553	65,830	17,180	16,258	15,775	16,537	65,750	23	23	18	16	80

Enterprise Servers, Storage and Networking
Industry Standard Servers	-	-	-	-	-	3,448	3,387	3,302	3,384	13,521	(3,448)	(3,387)	(3,302)	(3,384)	(13,521)
Storage	-	-	-	-	-	1,012	980	976	1,088	4,056	(1,012)	(980)	(976)	(1,088)	(4,056)
Networking	-	-	-	-	-	584	603	611	594	2,392	(584)	(603)	(611)	(594)	(2,392)
Business Critical Systems	-	-	-	-	-	555	546	459	535	2,095	(555)	(546)	(459)	(535)	(2,095)
Total Enterprise Servers, Storage and Networking	-	-	-	-	-	5,599	5,516	5,348	5,601	22,064	(5,599)	(5,516)	(5,348)	(5,601)	(22,064)

Enterprise Group
Industry Standard Servers	3,448	3,387	3,302	3,384	13,521	-	-	-	-	-	3,448	3,387	3,302	3,384	13,521
Technology Services	2,260	2,336	2,375	2,425	9,396	-	-	-	-	-	2,260	2,336	2,375	2,425	9,396
Storage	1,012	980	976	1,088	4,056	-	-	-	-	-	1,012	980	976	1,088	4,056
Networking	584	603	611	594	2,392	-	-	-	-	-	584	603	611	594	2,392
Business Critical Systems	555	546	459	535	2,095	-	-	-	-	-	555	546	459	535	2,095
Total Enterprise Group	7,859	7,852	7,723	8,026	31,460	-	-	-	-	-	7,859	7,852	7,723	8,026	31,460

Services
Infrastructure Technology Outsourcing	-	-	-	-	-	3,644	3,786	3,899	3,895	15,224	(3,644)	(3,786)	(3,899)	(3,895)	(15,224)
Technology Services	-	-	-	-	-	2,514	2,629	2,671	2,728	10,542	(2,514)	(2,629)	(2,671)	(2,728)	(10,542)
Application and Business Services	-	-	-	-	-	2,371	2,501	2,460	2,604	9,936	(2,371)	(2,501)	(2,460)	(2,604)	(9,936)
Total Services	-	-	-	-	-	8,529	8,916	9,030	9,227	35,702	(8,529)	(8,916)	(9,030)	(9,227)	(35,702)

Enterprise Services
Infrastructure Technology Outsourcing	3,875	4,056	4,177	4,182	16,290	-	-	-	-	-	3,875	4,056	4,177	4,182	16,290
Application and Business Services	2,393	2,512	2,466	2,607	9,978	-	-	-	-	-	2,393	2,512	2,466	2,607	9,978
Total Enterprise Services	6,268	6,568	6,643	6,789	26,268	-	-	-	-	-	6,268	6,568	6,643	6,789	26,268

Software	725	797	822	1,023	3,367	725	797	822	1,023	3,367	-	-	-	-	-

HP Financial Services	827	885	932	952	3,596	827	885	932	952	3,596	-	-	-	-	-

Corporate Investments	40	31	229	(134)	166	62	42	235	(131)	208	(22)	(11)	(6)	(3)	(42)
Total segment earnings from operations	32,922	32,414	32,142	33,209	130,687	32,922	32,414	32,142	33,209	130,687	-	-	-	-	-

Elimination of intersegment net revenue and other	(620)	(782)	(953)	(1,087)	(3,442)	(620)	(782)	(953)	(1,087)	(3,442)	-	-	-	-	-

Total HP consolidated net revenue	$32,302	$31,632	$31,189	$32,122	$127,245	$32,302	$31,632	$31,189	$32,122	$127,245	$-	$-	$-	$-	$-

(a)
HP has implemented certain organizational realignments.  As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit.  In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2012 SEGMENT/BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012	Jan. 31, 2012	Apr. 30, 2012	Jul. 31, 2012	Oct. 31, 2012	Oct. 31, 2012

Net revenue: (a)
Printing and Personal Systems Group
Personal Systems
Notebooks	$4,942	$4,900	$4,416	$4,572	$18,830	$4,942	$4,900	$4,416	$4,572	$18,830	$-	$-	$-	$-	$-
Desktops	3,206	3,827	3,486	3,369	13,888	3,206	3,827	3,486	3,369	13,888	-	-	-	-	-
Workstations	535	537	526	550	2,148	535	537	526	550	2,148	-	-	-	-	-
Other	209	206	208	236	859	190	188	192	214	784	19	18	16	22	75
Total Personal Systems	8,892	9,470	8,636	8,727	35,725	8,873	9,452	8,620	8,705	35,650	19	18	16	22	75

Printing
Supplies	4,079	4,060	4,005	4,007	16,151	4,079	4,060	4,005	4,007	16,151	-	-	-	-	-
Commercial Hardware	1,489	1,479	1,445	1,482	5,895	1,489	1,479	1,445	1,482	5,895	-	-	-	-	-
Consumer Hardware	690	593	567	591	2,441	690	593	567	591	2,441	-	-	-	-	-
Total Printing	6,258	6,132	6,017	6,080	24,487	6,258	6,132	6,017	6,080	24,487	-	-	-	-	-
Total Printing and Personal Systems Group	15,150	15,602	14,653	14,807	60,212	15,131	15,584	14,637	14,785	60,137	19	18	16	22	75

Enterprise Servers, Storage and Networking
Industry Standard Servers	-	-	-	-	-	3,072	3,186	3,187	3,137	12,582	(3,072)	(3,186)	(3,187)	(3,137)	(12,582)
Storage	-	-	-	-	-	955	990	924	946	3,815	(955)	(990)	(924)	(946)	(3,815)
Networking	-	-	-	-	-	586	614	647	635	2,482	(586)	(614)	(647)	(635)	(2,482)
Business Critical Systems	-	-	-	-	-	405	421	385	401	1,612	(405)	(421)	(385)	(401)	(1,612)
Total Enterprise Servers, Storage and Networking	-	-	-	-	-	5,018	5,211	5,143	5,119	20,491	(5,018)	(5,211)	(5,143)	(5,119)	(20,491)

Enterprise Group
Industry Standard Servers	3,072	3,186	3,187	3,137	12,582	-	-	-	-	-	3,072	3,186	3,187	3,137	12,582
Technology Services	2,264	2,335	2,349	2,340	9,288	-	-	-	-	-	2,264	2,335	2,349	2,340	9,288
Storage	955	990	924	946	3,815	-	-	-	-	-	955	990	924	946	3,815
Networking	586	614	647	635	2,482	-	-	-	-	-	586	614	647	635	2,482
Business Critical Systems	405	421	385	401	1,612	-	-	-	-	-	405	421	385	401	1,612
Total Enterprise Group	7,282	7,546	7,492	7,459	29,779	-	-	-	-	-	7,282	7,546	7,492	7,459	29,779

Services
Infrastructure Technology Outsourcing	-	-	-	-	-	3,701	3,669	3,665	3,657	14,692	(3,701)	(3,669)	(3,665)	(3,657)	(14,692)
Technology Services	-	-	-	-	-	2,562	2,638	2,634	2,629	10,463	(2,562)	(2,638)	(2,634)	(2,629)	(10,463)
Application and Business Services	-	-	-	-	-	2,363	2,524	2,455	2,425	9,767	(2,363)	(2,524)	(2,455)	(2,425)	(9,767)
Total Services	-	-	-	-	-	8,626	8,831	8,754	8,711	34,922	(8,626)	(8,831)	(8,754)	(8,711)	(34,922)

Enterprise Services
Infrastructure Technology Outsourcing	3,980	3,954	3,934	3,924	15,792	-	-	-	-	-	3,980	3,954	3,934	3,924	15,792
Application and Business Services	2,391	2,535	2,463	2,428	9,817	-	-	-	-	-	2,391	2,535	2,463	2,428	9,817
Total Enterprise Services	6,371	6,489	6,397	6,352	25,609	-	-	-	-	-	6,371	6,489	6,397	6,352	25,609

Software	946	970	973	1,171	4,060	946	970	973	1,171	4,060	-	-	-	-	-

HP Financial Services	950	968	935	966	3,819	950	968	935	966	3,819	-	-	-	-	-

Corporate Investments	30	7	11	10	58	58	18	19	13	108	(28)	(11)	(8)	(3)	(50)
Total segment earnings from operations	30,729	31,582	30,461	30,765	123,537	30,729	31,582	30,461	30,765	123,537	-	-	-	-	-

Elimination of intersegment net revenue and other	(693)	(889)	(792)	(806)	(3,180)	(693)	(889)	(792)	(806)	(3,180)	-	-	-	-	-

Total HP consolidated net revenue	$30,036	$30,693	$29,669	$29,959	$120,357	$30,036	$30,693	$29,669	$29,959	$120,357	$-	$-	$-	$-	$-

(a)
HP has implemented certain organizational realignments.  As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit.  In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.